Prospectus supplement dated May 22, 2019
to the following prospectus(es):
The BB&T Future Annuity dated May 1, 2019
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	The prospectus offers the following underlying mutual fund as an investment option under the contract/policy. Effective on or about June 1, 2019, the name of the investment option is updated as indicated below:

CURRENT NAME	UPDATED NAME
MFS® Variable Insurance Trust II – MFS International Value Portfolio	MFS® Variable Insurance Trust II – MFS International Intrinsic Value Portfolio
(2)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract/policy. Effective on or about June 3, 2019, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
Dreyfus Variable Investment Fund – Appreciation Portfolio	BNY Mellon Variable Investment Fund – Appreciation Portfolio
Dreyfus Variable Investment Fund – International Value Portfolio	BNY Mellon Variable Investment Fund – International Value Portfolio
Dreyfus Variable Investment Fund – Opportunistic Small Cap Portfolio	BNY Mellon Variable Investment Fund – Opportunistic Small Cap Portfolio
As of the effective date, the Investment Advisor is changed to BNY Mellon Investment Management.
PROS-2019-236
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